UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21814
PNC Absolute Return Master Fund LLC
(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201
(Address of principal executive offices) (Zip code)
John M. Loder, Esq.
Ropes & Gray LLP
Prudential Tower
800 Bolyston Street
Boston, Massachusetts 02199-3600
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-239-0418
Date of fiscal year end: March 31

Date of reporting period: March 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
PNC Absolute Return Funds
PNC Absolute Return Fund LLC
PNC Absolute Return TEDI Fund LLC
PNC Absolute Return Master Fund LLC
Annual Reports
March 31, 2011

PNC Absolute Return Funds
Table of Contents
March 31, 2011

PNC Absolute Return Funds
Organizational Structure Summary
Year Ended March 31, 2011
PNC Absolute Return Fund LLC (the “Fund”) and PNC Absolute Return TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Feeder Funds’ interests (“Interests”) are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.
The Feeder Funds seek capital appreciation and achieve this by investing substantially all of their assets in PNC Absolute Return Master Fund LLC (the “Master Fund”), a closed-end, non-diversified, investment management company organized under the laws of the state of Delaware and registered under the 1940 Act, with the same investment objective as the Feeder Funds. The Feeder Funds and Master Fund are referred to collectively within as the Funds.
The TEDI Fund is designed for investment by tax-exempt investors, including 401(k) plans and individual retirement accounts (“IRAs”) and invests substantially all of its investable assets in the Master Fund through a sole purpose intermediate entity, the PNC Absolute Return Cayman Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objectives as the TEDI Fund and Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 13.2% of the Master Fund as of March 31, 2011. As the TEDI Fund controls substantially all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.
This form of structure is commonly referred to as a “master-feeder” structure. Within this structure, the Feeder Funds (the “Members”) invest all or substantially all of their investable assets in the Master Fund. The Feeder Funds’ investment objectives are the same as those of the Master Fund. The following diagram is intended as a simplified illustration of the master-feeder structure:

PNC Absolute Return Funds
Organizational Structure Summary (Continued)
Year Ended March 31, 2011
The Master Fund’s investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

PNC Absolute Return Master Fund LLC
Master Fund Commentary (Unaudited)
March 31, 2011
Dear Members:
PNC Absolute Return Master Fund LLC1 (the “Master Fund”) gained 3.44%, net of all fees and expenses, for the 12 months ended March 31, 2011 (the “Reporting Period”). The Master Fund produced positive returns in nine of the 12 months ended March 31, 2011. To compare, the Master Fund outperformed the HFRX Absolute Return Index,2 which generated a 1.71% return during the same time frame. The Master Fund lagged the 15.65% return of the S&P 500 Index3 and the 5.12% advance of the Barclays Capital U.S. Aggregate Bond Index4 over the same period.
As always, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Master Fund has gained 3.64%, net of all fees, expenses and incentive allocations, on an annualized basis through March 31, 2011.
Market and Economic Review
During the Reporting Period, improving economic data provided a favorable environment for risk assets. Indeed, economic growth rates, particularly in developed markets, gave upside surprise to many market participants, while emerging market economic growth continued to be robust. Furthermore, sovereign debt risks in Europe materially abated as progress was made in assisting at-risk countries in the periphery. Overall, it was, in our view, a highly sanguine market environment, i.e. one generally biased toward confidence and optimism. Still, a series of exogenous shocks took place toward the end of the Reporting Period that led to increased risk premia being priced into the markets. These included the geopolitical turmoil in North Africa and the Middle East that began in early February and the catastrophic natural disasters that struck Japan in March. Nonetheless, atypically swift and aggressive reaction from Japan and the rest of the G75 countries to intervene in Japanese financial markets ultimately buoyed investors to renew their “risk on” positioning by the end of March 2011.
Master Fund Review
The following discussion focuses on those strategies where the Master Fund had its greatest emphasis during the Reporting Period. The Master Fund additionally had assets allocated during the Reporting Period to Global Macro, Managed Futures, Opportunistic Equity and Multi-Strategy strategies.
Credit-Based. Credit markets rallied during the first part of the Reporting Period on the back of improving macroeconomic data, continued accommodative monetary policy by the Federal Reserve (the “Fed”) and a congressional tax compromise that extended the Bush-era tax cuts. The rally in most non-Treasury, or spread, sectors occurred while U.S. Treasury yields moved substantially higher across the maturity spectrum and credit default swap spreads6 on peripheral European economies traded at all-time wide levels. That said, higher U.S. Treasury yields had a varying impact on different spread sectors. Thematically, higher yielding assets significantly outperformed lower yielding, more interest rate sensitive assets. Nowhere was this more evident than in the outsized returns posted by the B-rated and CCC-rated segments of the high yield corporate bond market compared to investment grade corporate bonds and cross-over credit (i.e. bonds split rated between

BBB and either a higher or lower rating). 8 During the last months of the Reporting Period, credit markets continued to perform strongly, driven by positive economic data, a better than anticipated corporate earnings season, the Fed’s continued accommodative monetary policy and favorable conditions for primary issuance. With economic improvement driving an increased risk appetite from investors, lower quality credits again generally outperformed higher quality credits. This trend moderated somewhat in March as the unrest in the Middle East and North Africa and the devastation wrought by the earthquake and tsunami in Japan led to increased uncertainty regarding the markets and a short-lived heightening of risk aversion. By the end of the Reporting Period, the JPMorgan Global High Yield Index7 had a yield-to-worst rate9 that had plummeted to a record low 7.06%. While absolute yields on high yield corporate bonds were low at the end of the Reporting Period, the differential in yields between high yield corporate bonds and U.S. Treasuries was near the 20-year historical median of 515 basis points (a basis point is 1/100th of a percentage point). In our view, this differential in yields between high yield corporate bonds and U.S. Treasuries was attractive in light of a high yield corporate default rate that remained benign as corporate balance sheets improved with ongoing economic recovery.
Hedged Equity. Global equity markets appreciated during the Reporting Period, as improving economic conditions, accelerating corporate fundamentals and reasonable equity valuations ultimately combined to serve as a positive catalyst. Given the improving economic backdrop, investors tended to gravitate toward the “riskier” areas of the market, categorized by small-cap and cyclical securities. Interestingly, during the latter half of the Reporting Period, it was the more developed equity markets that stood out, significantly outperforming emerging equity markets. Notable performers included the U.S. and western Europe, which each benefited from positive corporate and consumer data points. Abating sovereign credit risk concerns helped markets like Spain and Italy. Conversely, Asia significantly underperformed the 14.63% annual return of the MSCI All Country World Index10 due both to the disasters in Japan and to inflationary concerns weighing negatively on India and China. Absolute returns from the Master Fund’s long/short equity managers were strong during the Reporting Period, albeit trailing their respective benchmark indices on a relative basis. Importantly, these long/short equity managers demonstrated positive alpha, or value added, when adjusted for market exposures.11 At the same time, during the second half of the Reporting Period, there was a greater degree of dispersion in performance among the Master Fund’s long/short equity managers, as fundamental tailwinds, such as economic growth prospects, ultimately collided with macroeconomic headwinds, such as inflationary pressures.
Event-Driven. The Master Fund’s event-driven strategy managers generally posted positive returns during the Reporting Period, but due to persistently low interest rates and a fairly crowded space, the Master Fund’s merger arbitrage managers within the strategy were unable to generate particularly outsized returns. Equity and credit markets were buoyant, which provided a favorable backdrop for event-driven managers generally. A particularly notable news item during the Reporting Period was the Potash/BHP Billiton deal break. This was a large hostile deal, of an approximately $40 billion market value, in which many hedge funds invested. In November, the Canadian government rejected the offer by Australia’s BHP, the world’s largest mining company, to buy Potash, the world’s largest fertilizer producer, which is based in Saskatchewan, Canada. This rejection was a big surprise to the market and caught many fund managers off guard. That said, the deal break did not materially affect the Master Fund’s performance for the Reporting Period, as Potash’s stock price declined only 5% after the November announcement and subsequently recovered by the end of March. Corporate activity, most notably mergers and acquisitions, has been hyped over approximately the past year and a half as an area with a tremendous opportunity set. However, in our opinion, the opportunity only started to present itself during the second half of the Reporting Period. We also believed that the merger and acquisition strategy remained compelling at the end of the Reporting Period given low financing rates, a more healthy economy, a record amount of cash on corporate balance sheets and at private equity funds, and a return of confidence by chief executive officers following the downturn of 2008.
Strategy Ahead
At the end of March, the managers within the Master Fund’s credit-based strategy were finding pockets of opportunity but were decidedly less enthusiastic about their ability to generate outsized returns for the remainder of 2011 as they did during the Reporting Period. With the sizable compression in risk premia, particularly from the riskiest parts of the market, attractive investment choices appeared to be limited. Quite simply, managers were finding very few compelling directional long ideas. Some opportunities remained, such as the identification of credits on the European continent that have seen their spreads widen, unfairly in our view, due in part to the problems of their respective sovereigns. We believe, as do the Master Fund managers, that many companies in Europe are notably better credits than their underlying governments and owe this to the nature of their business, their strong balance sheets and their global positioning. Master Fund managers expect to generally pair these positions off with short credit default swap positions on the underlying sovereigns. While acknowledging the myriad risks facing the markets, managers were also finding it difficult, at the end of the Reporting Period, to identify what the actual tipping point may be for the credit markets to completely roll over. That said, the Master Fund managers within the credit-based strategy expect to continue to devote between 25 and 75 basis points per month on hedges to protect against tail risk12 events. Apart from tail risk hedges, it is our understanding that the Master Fund’s managers intend to conduct shorting activity within corporate credit around companies that have significant operational and financial leverage and thus that would be negatively impacted by a deteriorating macroeconomic picture. Exposures in the structured credit markets continued, at the end of the Reporting Period, to be more directionally long biased than in corporate credit, as pricing was viewed as being more attractive on both an absolute and relative basis.
Within the hedged equity strategy, expectations for improvement in the stock picking environment linked to fundamentals and an uptick in corporate activity continued to be reflected in elevated levels of market exposures. Although March witnessed a brief pullback, gross and net exposures continued to average 160% and 45%, respectively, amongst the Master Fund’s hedged equity managers, surpassing 2008 levels. Across the hedged equity universe, the largest sector allocations, on a gross basis, amongst the Master Fund managers’ underlying funds were consumer discretionary, financials, industrials and information technology.
For event-driven strategy managers, at the end of the Reporting Period, a notable trend continued to be increased exposures to equities outright or at the expense of credit. Given credit’s rally since late 2008, i.e. high yield securities hovering near all-time low yields, the risk/reward proposition was simply not viewed by the Master Fund’s event-driven managers as attractive as those opportunities that exist in equity markets. It was not uncommon to see the Master Fund’s event-driven managers double or even triple their net long equity exposure during the second half of the Reporting Period, for example from 10% net long equities to 30% net long equities. However, select credit investments still offered attractive returns as well. For example, within the Master Fund, investments in European tier one and upper tier two securities are an event-driven credit play on banks restructuring their balance sheets ahead of Basel III bank capital requirements. As for distressed strategies, according to JP Morgan, the high yield default rate was 0.80% at the end of the Reporting Period, down from 6.3% one year prior and well below the 25-year average of 4.3%. The par-weighted default rate for high yield bank loans was also low at the end of the Reporting Period compared to historical averages. Therefore, outside of a few headline names and other idiosyncratic positions that are working their way through the bankruptcy courts, we are less focused on the distressed strategy in the months ahead than on other event-driven strategies.
Sincerely,
Ramius Alternative Solutions LLC

[1]	The Master Fund commenced investment operations on July 1, 2006. The performance and portfolio holdings discussed herein include the past performance and portfolio holdings of a predecessor fund with the same investment objective and strategies that transferred all of its assets to the Master Fund on July 1, 2006.

[2]	The HFRX Absolute Return Index is an investable hedge fund index designed to provide consistent returns with minimal correlation to the equity and fixed income markets.

[3]	The S&P 500 Index is a capitalization weighted index of 500 of the largest companies trading on the NYSE, as selected by Standard & Poor’s. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the index includes exposure in all sectors and industries. An investor may not invest directly into the index.

[4]	The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a market-weighted, intermediate-term bond index that encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds. It is an unmanaged index frequently used as a general measure of bond market performance. An investor may not invest directly into the index.

[5]	The G7 is the group of the seven most industrialized nations in the world that met to discuss and draw up global economic policies before they were joined by Russia to form G8. The seven were Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

[6]	A credit default swap is a specific kind of counterparty agreement which allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to either purchase from the insured party the defaulted asset or pay the difference between par and fair value. In turn, the insurer pays the insured the remaining interest on the debt, as well as the principal. Credit default swaps generally have a simple structure and flexible conditions and are thus used by banks and investors in order to hedge their exposure to credit risk. It can be considered as a sort of insurance for a credit default or some specified events mentioned in the contract. The buyer of the protection pays a premium to the seller, and this premium is called the credit default swap spread. The premium is quoted in basis points per year of the contract’s notional amount and the payment is made quarterly (a basis point is 1/100th of a percentage point). If the events mentioned in the contract happen then the seller of the insurance will cover the losses of the buyer.

[7]	The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

[8]	Credit Ratings: Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality) with BBB and above being called investment grade securities. BB and below are considered below investment grade securities.

[9]	Yield-to-worst rate is the lowest potential yield that can be received on a bond considering all potential call dates prior to maturity. The yield-to-worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. This metric is used to evaluate the worst-case scenario for yield to help investors manage risks and ensure that specific income requirements will still be met even in the worst scenarios.

[10]	The MSCI All Country World Index (the MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 18, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[11]	Exposure typically signifies the dollar amount of long or short positions in a fund per dollar of equity.

[12]	Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution. Standard deviation is a statistical measurement that sheds light on historical volatility. For example, a volatile stock will have a high standard deviation while the deviation of a stable blue chip stock will be lower. A large dispersion tells us how much the return on the fund is deviating from the expected normal returns. When a portfolio of investments is put together, it is assumed that the distribution of returns will follow a normal pattern. Under this assumption, the probability that returns will move between the mean and three standard deviations, either positive or negative, is 99.97%. This means that the probability of returns moving more than three standard deviations beyond the mean is 0.03%, or virtually zero. However, the concept of tail risk suggests that the distribution is not normal, but skewed, and has fatter tails. The fatter tails increase the probability that an investment will move beyond three standard deviations.
Past performance is no guarantee of future results.

Report of Independent Registered Public Accounting Firm
To the Members and Board of Directors of
PNC Absolute Return Master Fund LLC, PNC Absolute Return Fund LLC, and PNC Absolute Return
TEDI Fund LLC (the “Funds”):
We have audited the accompanying statements of assets and liabilities of PNC Absolute Return Master Fund LLC (the “Master Fund”) and PNC Absolute Return Fund LLC, including the schedule of investments for the Master Fund, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and financial highlights for the periods presented. We have also audited the accompanying consolidated statement of assets and liabilities of PNC Absolute Return TEDI Fund LLC, as of March 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members’ capital for each of the two years in the period then ended, and consolidated financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with the custodian, investment managers, and general partners. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2011, the results of their operations and their cash flows for the year then ended, the changes in their members’ capital for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 3 to the Master Funds’ financial statements, the Master Funds’ financial statements include investments in underlying funds, valued at $22,488,456 (84.64% of total members’ capital) as of March 31, 2011, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the investment managers or general partners of the underlying funds.
DELOITTE & TOUCHE LLP
Chicago, Illinois
May 27, 2011

PNC Absolute Return Master Fund LLC
Schedule of Investments
March 31, 2011

			% of
			Members’
	Cost	Value	Capital

Investment Funds*
Credit Based
Brigade Leveraged Capital Structures Fund, L.P.	$803,898	$1,030,155	3.88%
Chatham Asset Partners High Yield Fund	880,000	967,539	3.64
Claren Road Credit Partners, L.P.	1,200,000	1,433,831	5.40
GSO Liquidity Partners L.P.	149,315	146,162	0.55
GSO Special Situations Fund, L.P.	207,224	275,127	1.04
MKP Credit, L.P.	1,193,430	1,951,110	7.34

Total Credit Based	4,433,867	5,803,924	21.85

Event-Driven
Canyon Value Realization Fund, L.P.	136,204	194,502	0.73
Castlerigg Partners, L.P.	75,593	62,124	0.23
Cerberus SPV, LLC	985,388	1,930,826	7.27
Lenado Partners, Series A of Lenado Capital Partners L.P.	403,134	93,196	0.35
Luxor Capital Partners L.P.	880,000	969,248	3.65
Montrica Global Opportunities Fund, L.P.	156,078	86,537	0.32
Taconic Opportunity Fund, L.P.	897,415	1,263,550	4.76

Total Event-Driven	3,533,812	4,599,983	17.31

Global Macro
Argonaut Macro Partnership L.P.	880,000	872,521	3.28
Brevan Howard, L.P.	597,239	1,263,538	4.76
COMAC Global Macro Fund, L.P.	1,000,000	1,096,987	4.13

Total Global Macro	2,477,239	3,233,046	12.17

Hedged Equity
Atlas Global, LLC(a)	1,500,000	1,864,639	7.02
Perry Partners, L.P.	67,433	82,089	0.31
The accompanying notes are an integral part of the financial statements.

PNC Absolute Return Master Fund LLC
Schedule of Investments (Continued)
March 31, 2011

			% of
			Members’
	Cost	Value	Capital

Investment Funds* (continued)

Hedged Equity (continued)
PFM Diversified Fund, L.P.	$1,500,000	$1,759,969	6.62%
SAC Multi-Strategy Fund L.P.	60,402	67,812	0.26

Total Hedged Equity	3,127,835	3,774,509	14.21

Managed Futures
BlueTrend Fund L.P. (Class A)	762,473	957,380	3.60

Total Managed Futures	762,473	957,380	3.60

Multi-Strategy
Amaranth Partners, L.L.C.	156,400	96,234	0.36
Goldman Sachs Investment Partners(a)	1,712,881	1,939,942	7.30
HBK SLV, LP	84,268	79,147	0.30
Millennium USA, LP	860,737	1,164,126	4.38

Total Multi-Strategy	2,814,286	3,279,449	12.34

Volatility
Ionic Capital Partners L.P.	880,000	840,165	3.16

Total Volatility	880,000	840,165	3.16

Total Investment Funds	18,029,512	22,488,456	84.64

Affiliated Registered Investment Company
PNC Advantage Institutional Money Market Fund Institutional Shares, 0.05% (b)	1,707,560	1,707,560	6.43

Total Investments	$19,737,072	24,196,016	91.07

Other Assets and Other Liabilities (Net)		2,371,435	8.93

Members’ Capital		$26,567,451	100.00%

*	All Investment Funds are non-income producing. See Note 6 for additional information on liquidity of Investment Funds.

(a)	Fund investment fully or partially segregated to cover tender offers.

(b)	Rate shown is the 7-day effective yield as of March 31, 2011.
As of March 31, 2011, the fair value of the Master Fund’s investments by country as a percentage of Members’ capital is as follows:

Country	Cost	Value
Cayman Islands - 0.32%	$156,078	$86,537
United States - 90.75%	19,580,994	24,109,479

	$19,737,072	$24,196,016

The accompanying notes are an integral part of the financial statements.

PNC Absolute Return Master Fund LLC
Schedule of Investments (Continued)
March 31, 2011
The aggregate cost of investments for tax purposes is expected to be similar to book cost of $19,737,072. Net unrealized appreciation on investments for tax purposes was $4,458,944 consisting of $4,967,646 of gross unrealized appreciation and $508,702 of gross unrealized depreciation.
The investments in Investment Funds shown above, representing 84.64% of Members’ capital, have been fair valued in accordance with procedures established by the Board of Directors.
The accompanying notes are an integral part of the financial statements.

PNC Absolute Return Funds
Statements of Assets and Liabilities
March 31, 2011

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
Assets
Investment in Master Fund	$23,053,016	$3,514,435	$—
Investment Funds, at value (cost $18,029,512)	—	—	22,488,456
Investment in affiliated registered investment company, at value (cost $1,707,560)**	—	—	1,707,560
Cash	29	1,000,000	—
Fund investments made in advance	—	—	3,000,000
Receivable from Master Fund for tender offers	1,035,829	—	—
Receivable from fund investments sold	—	—	558,847
Restricted cash	199,034	150,249	—
Receivable from Manager	199,118	36,020	31,057
Other receivables	1,816	1,816	12,410
Prepaid expenses	—	—	5,014

Total assets	24,488,842	4,702,520	27,803,344

Liabilities
Note payable for tender offers	1,234,863	150,249	—
Due to feeder funds for tender offers	—	—	1,035,829
Capital contributions received in advance	—	1,000,000	—
Incentive fee payable	82,519	5,656	—
Management fee payable	—	—	87,701
Administration fees payable	4,727	4,727	14,941
Deferred compensation	1,816	1,816	12,410
Directors’ fees payable	—	—	1,874
Other accrued expenses	70,281	72,807	83,138

Total liabilities	1,394,206	1,235,255	1,235,893

Members’ capital	$23,094,636	$3,467,265	$26,567,451

Members’ capital
Net capital contributions	$17,892,991	$4,209,966	$22,108,507
Accumulated net unrealized appreciation/depreciation on investments	5,201,645	(742,701)	4,458,944

Members’ capital	$23,094,636	$3,467,265	$26,567,451

*	A consolidated Statement of Assets and Liabilities has been presented.

**	See Note 5 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Statements of Operations
Year Ended March 31, 2011

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
Net investment loss allocated from Master Fund
Affiliated dividend income	$457	$78	$—
Expenses	(584,677)	(86,204)	—

	(584,220)	(86,126)	—

Investment income
Affiliated dividend income	29	—	535

Operating expenses
Management fees	—	—	354,685
Administration fees	79,150	24,853	58,855
Tax service fees	46,266	36,245	40,278
Directors’ fees	12,604	7,583	96,804
Legal fees	32,645	32,645	38,863
Printing fees	44,146	41,846	6,876
Audit fees	27,778	27,778	27,778
Custodian fees	864	874	14,724
Chief Compliance Officer fees	2,417	2,418	3,397
Tax expense	—	—	8,092
Line of credit facility fees	—	—	7,486
Registration fees	2,150	2,331	—
Deferred compensation	52	52	520
Incentive fee	(141,631)	(3,266)	—
Other expenses	11,393	1,978	12,523

Total operating expenses	117,834	175,337	670,881

Less:
Expense waiver/reimbursement from Manager	(347,945)	(155,331)	—

Net operating expenses	(230,111)	20,006	670,881

Net investment loss	(354,080)	(106,132)	(670,346)

Net realized and unrealized gain/(loss) on investments:
Net realized gain allocated from Master Fund	897,267	137,581	—
Net realized gain from investments	—	—	1,034,848
Net change in unrealized appreciation/depreciation allocated from Master Fund	511,555	37,755	—
Net change in unrealized appreciation/depreciation on investments	—	—	549,310

Net realized and unrealized gain on investments	1,408,822	175,336	1,584,158

Net increase in Members’ capital from operating activities	$1,054,742	$69,204	$913,812

*	A consolidated Statement of Operations has been presented.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Statements of Changes in Members’ Capital

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
For the year ended March 31, 2010

From operating activities

Net investment loss	$(721,671)	$(112,947)	$(876,204)
Net realized gain allocated from Master Fund	2,413,198	275,688	—
Net realized gain from investments	—	—	2,688,886
Net change in unrealized appreciation/depreciation allocated from Master Fund	3,073,089	332,836	—
Net change in unrealized appreciation/depreciation on investments	—	—	3,405,925

Net increase in Members’ capital from operating activities	4,764,616	495,577	5,218,607

Members’ capital transactions

Sales of Interests	—	—	378,113
Cost of Interests repurchased	(17,858,198)	(1,600,000)	(19,908,195)

Net decrease in Members’ capital from capital transactions	(17,858,198)	(1,600,000)	(19,530,082)

Members’ capital

Balance at beginning of year	36,639,797	3,733,236	40,345,140

Balance at end of year	$23,546,215	$2,628,813	$26,033,665

For the year ended March 31, 2011

From operating activities

Net investment loss	$(354,080)	$(106,132)	$(670,346)
Net realized gain allocated from Master Fund	897,267	137,581	—
Net realized gain from investments	—	—	1,034,848
Net change in unrealized appreciation/depreciation allocated from Master Fund	511,555	37,755	—
Net change in unrealized appreciation/depreciation on investments	—	—	549,310

Net increase in Members’ capital from operating activities	1,054,742	69,204	913,812

Members’ capital transactions

Sales of Interests	600,000	775,000	1,940,921
Cost of Interests repurchased (net of adjustment for prior period tenders of $14,870 and $(5,752), respectively) **	(2,106,321)	(5,752)	(2,320,947)

Net increase/(decrease) in Members’ capital from capital transactions	(1,506,321)	769,248	(380,026)

The accompanying notes are an integral part of the financial statements.

PNC Absolute Return Funds
Statements of Changes in Members’ Capital (Continued)

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
For the year ended March 31, 2011 (continued)

Members’ capital

Balance at beginning of year	$23,546,215	$2,628,813	$26,033,665

Balance at end of year	$23,094,636	$3,467,265	$26,567,451

*	A consolidated Statement of Changes in Members’ Capital has been presented.

**	See Note 3H in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Statements of Cash Flows
Year Ended March 31, 2011

		PNC Absolute	PNC Absolute
	PNC Absolute	Return TEDI Fund	Return Master
	Return Fund LLC	LLC *	Fund LLC
Cash flows from operating activities
Net increase in Members’ capital from operating activities	$1,054,742	$69,204	$913,812
Adjustments to reconcile net increase in Members’ capital from operating activities to net cash provided by operating activities:
Net realized gain from investments	—	—	(1,034,848)
Net change in unrealized appreciation/depreciation on investments	—	—	(549,310)
Purchases of investment in Master Fund	(997,393)	(943,528)	—
Purchases of investments	—	—	(3,520,218)
Proceeds from sale of investment in Master Fund	2,181,473	139,474	—
Proceeds from sale of investments	—	—	9,281,449
Net investment loss and realized/unrealized gain on investments allocated from Master Fund	(824,602)	(89,210)	—
Net purchase of short-term investments	—	—	(1,491,549)
Decrease in receivable from fund investments sold	—	—	1,190,672
Decrease in restricted cash	2,236,786	369,751	—
(Decrease)/Increase in receivable from Master Fund for tender offers	(35,829)	1,500,000	—
Increase in fund investments made in advance	—	—	(3,000,000)
Decrease/(increase) in receivable from Manager	(33,583)	16,219	(14,047)
Decrease in prepaid expenses	9,961	1,612	9,257
Decrease in dividend income receivable	—	—	12
Decrease in other receivable	2,184	2,184	22,603
Decrease in Chief Compliance Officer fees payable	(389)	(389)	(389)
Decrease in directors’ fees payable	(667)	(667)	(5,570)
Increase in deferred compensation	1,566	1,566	9,827
Increase in incentive fee payable	82,519	1,937	—
Increase/(decrease) in administration fee payable	977	977	(6,259)
Decrease in management fee payable	—	—	(1,149)
Increase in other accrued expenses	29,562	31,373	39,904

Net cash provided by operating activities	3,707,307	1,100,503	1,844,197

Cash flows from financing activities
Proceeds from sales of Interests	100,000	1,275,000	1,940,921
Cost of Interests repurchased	(3,807,278)	(1,375,503)	(3,785,118)

Net cash used in financing activities	(3,707,278)	(100,503)	(1,844,197)

Net change in cash	29	1,000,000	—

Cash
Beginning of year	—	—	—

End of year	$29	$1,000,000	$—

*	A consolidated Statement of Cash Flows has been presented.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Fund LLC
Financial Highlights

	Year ended	Year ended	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007 *
Total return before incentive fee(1)	3.86%	13.75%	(17.59%)	3.29%	6.25%
Incentive fee	0.58%	0.00%	0.00%	(0.03%)	(0.39%)

Total return after incentive fee(1)	4.44%	13.75%	(17.59%)	3.26%	5.86%

Members’ capital, end of year (000’s)	$23,095	$23,546	$36,640	$50,485	$53,123

Ratios to average net assets(2)

Net investment loss ratio, before waivers and reimbursements	(2.86%)	(2.87%)	(2.71%)	(2.53%)	(2.70%)
net of waivers and reimbursements	(1.44%)	(1.99%)	(1.93%)	(2.00%)	(2.17%)

Expense ratio before incentive fee, before waivers and reimbursements	3.44%	2.90%	2.80%	2.55%	2.40%
net of waivers and reimbursements	2.02%	2.02%	2.02%	2.02%	1.87%

Expense ratio before incentive fee, net of waivers and reimbursements	2.02%	2.02%	2.02%	2.02%	1.87%
Incentive fee	(0.58%)	0.00%	0.00%	0.05%	0.39%

Expense ratio after incentive fee, net of waivers and reimbursements	1.44%	2.02%	2.02%	2.07%	2.26%

Portfolio turnover(3)	14.20%	24.52%	11.39%	14.22%	35.12%

*	On July 1, 2006, the Fund converted into a feeder fund of PNC Absolute Return Master Fund LLC. Performance information prior to July 1, 2006 was that of the stand-alone Fund.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has contractually agreed to waive certain Fund expenses. See Note 4C in Notes to Financial Statements.

(3)	The portfolio turnover shown represents the Master Fund’s portfolio turnover for July 1, 2006 to March 31, 2007 and the years ended March 31, 2008, March 31, 2009, March 31, 2010, and March 31, 2011. Portfolio turnover for the Fund from April 1, 2006 to June 30, 2006 was 4.21%. Portfolio turnover is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return TEDI Fund LLC
Consolidated Financial Highlights

					Period
	Year ended	Year ended	Year ended	Year ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007*
Total return before incentive fee(1)	2.63%	13.29%	(18.68%)	3.01%	3.85	% (2)
Incentive fee	0.09%	(0.09%)	0.00%	0.00%	(0.35	%) (2)

Total return after incentive fee(1)	2.72%	13.20%	(18.68%)	3.01%	3.50	% (2)

Members’ capital, end of year (000’s)	$3,467	$2,629	$3,733	$4,467	$2,825

Ratios to average net assets(3)

Net investment loss ratio, before waivers and reimbursements	(7.18%)	(6.33%)	(5.45%)	(5.70%)	(10.16	%)(4)
net of waivers and reimbursements	(2.91%)	(2.81%)	(2.42%)	(2.40%)	(3.59	%) (4)

Expense ratio before incentive fee, before waivers and reimbursements	7.27%	6.27%	5.55%	5.77%	9.56	% (4)
net of waivers and reimbursements	3.00%	2.74%	2.52%	2.47%	2.99	% (4)

Expense ratio before incentive fee, net of waivers and reimbursements	3.00%	2.74%	2.52%	2.47%	2.99	% (4)
Incentive fee	(0.09%)	0.09%	0.00%	0.00%	0.51	% (2)

Expense ratio after incentive fee, net of waivers and reimbursements	2.91%	2.83%	2.52%	2.47%	3.50	% (4)

Portfolio turnover(5)	14.20%	24.52%	11.39%	14.22%	35.12	% (2)

*	The TEDI Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has voluntarily agreed to waive certain TEDI Fund expenses. See Note 4C in Notes to Financial Statements.

(4)	Annualized.

(5)	The portfolio turnover shown represents the Master Fund’s portfolio turnover and is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Master Fund LLC
Financial Highlights

					Period
	Year ended	Year ended	Year ended	Year ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007*
Total return(1)	3.44%	13.43%	(17.62%)	3.29%	4.42	% (2)

Members’ capital, end of year (000’s)	$26,567	$26,034	$40,345	$55,100	$56,079

Ratios to average net assets(3)
Net investment loss	(2.38%)	(2.16%)	(2.03%)	(1.93%)	(1.92	%) (4)
Net operating expenses	2.38%	2.19%	2.12%	2.00%	2.02	% (4)

Portfolio turnover rate	14.20%	24.52%	11.39%	14.22%	35.12	% (2)

*	The Master Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all the Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income and expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of income and expenses assessed to a Member’s capital account may vary from these ratios based on the timing of capital transactions.

(4)	Annualized.
The accompanying notes are an integral part of these financial statements.

PNC Absolute Return Funds
Notes to Financial Statements
Year Ended March 31, 2011
1. Organization
PNC Absolute Return Fund LLC (the “Fund”), PNC Absolute Return TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”) and PNC Absolute Return Master Fund LLC (the “Master Fund”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Fund’s and TEDI Fund’s interests are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.
The Fund was formed on May 8, 2002 and commenced investment operations on December 30, 2002. On August 11, 2005, the Fund’s Board of Directors (the “Board”) approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the Members at a special meeting held on October 7, 2005. On July 1, 2006, the Fund transferred all of its investable assets totaling $55,921,867, including its interests in the underlying investment funds, to the Master Fund. The Fund owned 86.8% of the Master Fund as of March 31, 2011.
The TEDI Fund was formed on August 4, 2005 with operations commencing on July 1, 2006. The TEDI Fund invests substantially all of its investable assets into the PNC Absolute Return Cayman Fund LDC (the “Offshore Fund”), which commenced operations on July 1, 2006. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 13.2% of the Master Fund as of March 31, 2011. As the TEDI Fund controls substantially all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.
The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $55,921,867 (comprised of $54,892,511 of fund investments, $796,101 of cash, $232,881 of receivable from fund investments sold, and $374 of dividends receivable) from the Fund on July 1, 2006. Unrealized appreciation on the fund investments of $12,732,962 was included in the transfer.
The Master Fund’s investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.
The Board has overall responsibility for the oversight of the operations of the Fund, TEDI Fund and Master Fund (the “Funds”) on behalf of the Members. The Board consists of persons who are not “interested persons” (as defined in the 1940 Act).
PNC Capital Advisors, LLC (the “Manager”), a Delaware limited liability company, serves as manager of the Funds pursuant to an Investment Management Agreement, each with the Fund,

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
TEDI Fund and Master Fund, dated January 22, 2010. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). The Manager supervises the management of the day-to-day operations of the Funds subject to the supervision of the Board.
At March 31, 2011, PNC Investment Company, LLC, an affiliate of the Manager, had capital balances in the Fund and TEDI Fund of $20,366,025 (84.4%) and $136,817 (3.9%), respectively, prior to any March 31, 2011 tender amounts redeemed from the respective fund.
The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Alternative Solutions LLC (the “Adviser”) pursuant to an Investment Advisory Agreement dated January 22, 2010. The Adviser is registered as an investment adviser under the Advisers Act.
Generally, initial and additional subscriptions for limited liability company interests (“Interests”) by eligible Members may be accepted at such times as the Funds may determine. The Funds reserve the right to reject any subscriptions for Interests in the Funds. The Funds from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion. The financial statements of the Master Fund should be read in conjunction with the financial statements of the Fund and the consolidated financial statements of the TEDI Fund (altogether, the “Financial Statements”).
2. Recent Accounting Developments
Improving Disclosures about Fair Value Measurements. In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance to improve disclosures about fair value measurement. The new guidance requires disclosure of significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. It also clarifies existing disclosures regarding the level of disaggregation and inputs and valuation techniques used to measure fair value for measurements that fall within Level 2 or Level 3 of the fair value hierarchy as well as the reasons for all transfers into and out of Level 3. This guidance is effective for fiscal years beginning after December 15, 2009. The Master Fund adopted this accounting guidance effective April 1, 2010, and it has not had a material impact on the Master Fund’s Members’ capital or results of operations. The guidance also requires entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items on a gross basis rather than on a net basis), effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact on the Master Fund’s Members’ capital or results of operations.
In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact on the Master Fund’s Members’ capital or results of operations.
3. Significant Accounting Policies
The Funds’ Financial Statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of the significant accounting policies followed by the Funds:
A. Portfolio Valuation
The net asset values (assets less liabilities, including accrued fees and expenses) of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Feeder Funds’ investment in the Master Fund represents substantially all of the Feeder Funds’ assets. All investments owned are carried at fair value, which is the portion of the net asset values of the Master Fund held by the Feeder Funds.
The Master Fund’s investment valuation policy is set forth below.
B. Investment Valuation
The Master Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of Investment Funds as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund’s interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.
Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange, and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.
In accordance with GAAP, authoritative guidance on fair value measurements and disclosures establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund can access at the measurement date;

• Level 2	Quoted prices which are not in active markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3	Inputs which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the existence or absence of certain restrictions at the measurement date. If the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term (within one quarter of the measurement date) at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem at its option from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund’s investments are measured at March 31, 2011:

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011

Investments by Investment Strategy	Level 1	Level 2	Level 3	Total

Investment Funds
Credit Based	$—	$3,431,525	$2,372,399	$5,803,924
Event-Driven	—	969,248	3,630,735	4,599,983
Global Macro	—	2,360,525	872,521	3,233,046
Hedged Equity	—	3,624,608	149,901	3,774,509
Managed Futures	—	957,380	—	957,380
Multi-Strategy	—	1,164,126	2,115,323	3,279,449
Volatility	—	840,165	—	840,165
Affiliated Registered Investment Company	1,707,560	—	—	1,707,560

Total Investments by Investment Strategy	$1,707,560	$13,347,577	$9,140,879	$24,196,016

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The net Level 3 transfers in/(out) noted below are due to a change in liquidity of the underlying Investment Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the year ended March 31, 2011.
The following table summarizes the changes in fair value of the Master Fund’s Level 3 investments for the year ended March 31, 2011.

			Change in
			unrealized
	Balance as of	Realized gain /	appreciation /	Net purchases /	Net Level 3	Balance as of
Description	March 31, 2010	(loss)	depreciation	(sales)	transfers in/(out)	March 31, 2011

Credit Based	$3,529,886	$485,326	$(176,075)	$(1,466,738)	$—	$2,372,399
Event-Driven	5,638,036	(350,788)	707,988	(2,364,501)	—	3,630,735
Global Macro	—	—	(7,479)	880,000	—	872,521
Hedged Equity	207,302	(1,789)	40,107	(95,719)	—	149,901
Multi-Strategy	2,056,307	(6,668)	153,939	(88,255)	—	2,115,323
Opportunistic Equity	748,107	108,855	(101,638)	(755,324)	—	—

Total	$12,179,638	$234,936	$616,842	$(3,890,537)	$—	$9,140,879

	Credit Based	Event-Driven	Global Macro	Hedged Equity	Multi-Strategy
Change in unrealized appreciation/depreciation included in earnings related to the securities still held at reporting date	$272,361	$742,013	$(7,479)	$40,107	$153,939
For the year ended March 31, 2011, there have been no significant changes to the Master Fund’s fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on March 31, 2011.
C. Income Recognition and Security Transactions
Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund or Master Fund. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis.
Distributions from an Investment Fund, if any, will be classified as investment income or realized gains in the Statement of Operations of the Master Fund, or alternatively, as a decrease to the cost of the Investment Fund based on the U.S. income tax characteristics of the

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.
The Feeder Funds will bear, as investors in the Master Fund, their share of the income, realized and unrealized gains and losses of the Master Fund.
D. Segregated Investments
A portion of the Feeder Funds’ investments in the Master Fund are segregated to refinance the Interests in the Master Fund. In addition, certain of the Master Fund’s investments have been segregated to finance the repurchase of Interests from tender offers.
E. Fund Expenses
The Funds bear all expenses incurred in their businesses other than those that the Manager assumes. The expenses of the Funds include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to the Feeder Funds. In addition, the Master Fund pays the expense allocated to, and incurred by, the Feeder Funds and is reimbursed by the Feeder Funds through the redemption of Interests by the Feeder Funds. Expenses common to all Funds are allocated to the Funds using methodologies appropriate for a given circumstance including a fixed or straight-line allocation across Funds and/or on the basis of Members’ capital of the Funds.
The Investment Managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund’s investment and an incentive or performance fee based upon the Master Fund’s share of net profits in the Investment Fund. For the year ended March 31, 2011, allocations/fees for these services ranged from 0.5% to 2.0% annually for management fees and ranged from 20% to 25% annually for the performance or incentive allocations.
F. Income Taxes
The Funds intend to operate, and have elected to be treated, as partnerships for Federal income tax purposes. Each Member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008, 2009 and 2010 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Funds are subject to other filing requirements. The Funds may make payments to state and local tax agencies during the year for interest and/or penalties. Such payments, if any, are shown as a tax expense on each Fund’s Statement of Operations.
The Funds review and evaluate tax positions in their major jurisdictions and determine whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Funds have determined the major tax jurisdictions where the Funds are organized and where the Master Fund makes investments; however, no reserves for uncertain

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
tax positions were required to have been recorded for any of the Funds’ open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying Financial Statements.
On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.
G. Distribution Policy
The Feeder Funds have no present intention of making periodic distributions of net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.
H. Capital Accounts
Monthly net profits or net losses of the Fund, TEDI Fund and Master Fund will be allocated to the capital accounts of the respective fund’s Members as of the last day of each month-end in accordance with Members’ respective investment percentages of the Fund, TEDI Fund or Master Fund. Net profits or net losses will be measured as the net change in the value of the Members’ capital of the respective fund during a month, or portion thereof, before giving effect to any repurchases of interest in the fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the fund, such as incentive fees and withholding taxes, other than in accordance with the Members’ respective investment percentages.
Interests or portions of Interests in Members’ capital that have been tendered and accepted by the Funds for repurchase are reclassified as liabilities in the Statements of Assets and Liabilities. A Member will continue to receive an allocation of net profits or net losses in respect to the tendered interest of the respective fund during the fiscal period through the valuation date stated in the tender offer. Variances between prior period estimated tender amounts and the final accepted amounts at valuation date are reflected as increases or decreases to capital in the current reporting period and are included in the Feeder Funds’ cost of Interests repurchased (net of adjustment for prior period tenders) on the Statements of Changes in Members’ Capital.
I. Restricted Cash
The Feeder Funds hold non-interest bearing restricted cash, which serves as collateral for the notes payable for the tender offers. As of March 31, 2011, the Fund and TEDI Fund held restricted cash balances of $199,034 and $150,249, respectively.
J. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Funds’ financial statements are reasonable and prudent; however, actual results could differ from these estimates.

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
4. Related Party Transactions
A. Management Fees
The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the Members’ capital of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.
B. Incentive Fees
The Feeder Funds pay the Manager an annual incentive fee (“Incentive Fee”), payable at the fiscal period-end (the “Incentive Period”), equal to 10% of each Member’s net profits in excess of such Member’s “Loss Carryforward Amount” and the “Benchmark Return”. The Loss Carryforward Amount for each Member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each Member’s capital account for such Incentive Period. The Benchmark Return is a non-cumulative return, determined from the first date of the fiscal year, except if a Member’s initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters, as published by Bloomberg, L.P. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee. A reduction in prior year incentive fees is reflected as a negative incentive fee on the Statement of Operations and Financial Highlights.
C. Expense Limitation
Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed 2.02% of the Fund’s average Members’ capital. The Expense Limitation Agreement will remain in effect through June 30, 2011 and will automatically renew for successive one year periods thereafter unless the Manager, the Fund or the Fund and the Master Fund provide at least 30 days written notice of termination to the other parties. Certain operating expenses of the TEDI Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to Members.
D. Administration and Other Fees
The Funds have also retained the Manager to serve as the administrator and pay the Manager an administration fee at an annual rate of 0.20% and 0.25% of Members’ capital of the Master Fund and Feeder Funds, respectively, plus a $15,000 flat fee for each Feeder Fund. Effective June 1, 2010, the Manager retained PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) to replace SEI Investments Global Funds Services as sub-administrator to provide administrative, accounting and investor services, as well as serve in the capacity of transfer and distribution disbursing agent for the Funds. As compensation for services provided during the period June 1 to June 30, 2010, the Funds paid PNC Global, an affiliate of the Funds, fees in the amount of $5,000.

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). As compensation for services provided, the Manager pays BNY Mellon a fee pursuant to a written agreement between the Manager and BNY Mellon. BNY Mellon also serves as escrow agent for the Feeder Funds.
PFPC Trust Company, a wholly owned subsidiary of The Bank of New York Mellon Corporation, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, replaced SEI Private Trust Company on June 1, 2010 as custodian for the Master Fund’s and Feeder Funds’ assets.
E. Board Fees
Each Board member receives an annual retainer, payable quarterly in arrears by the Master Fund of $6,333 plus a $500 fee for each regular meeting attended, as well as a fee for special or telephonic meetings. Each Board member also receives an annual retainer of $1,000 for each Feeder Fund. The Board members will not receive any fees from the Feeder Funds for attending regular, special or telephonic Board meetings. The Co-Chairmen of the Board and the Chairman of the Audit Committee also receive an additional annual retainer from the Master Fund of $3,000 and $667, respectively. The Funds also reimburse all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund, TEDI Fund and Master Fund for the year ended March 31, 2011 were $96,995, $19,996 and $96,804, respectively, which includes $84,391 and $12,413 allocated from the Master Fund to the Fund and TEDI Fund, respectively.
Directors who receive fees are eligible for participation in the Funds’ Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.
5. Investment in Affiliated Registered Investment Company
Pursuant to Securities and Exchange Commission rules, the Master Fund may invest in affiliated money market funds offered by PNC Funds and PNC Advantage Funds, each an investment management company registered under the 1940 Act for which the Manager acts as investment adviser. The total net purchases of PNC Advantage Institutional Money Market Fund for the year ended March 31, 2011 was $1,491,549.
6. Concentration of Risk
The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds’ net asset value.

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.
The following table summarizes the liquidity provisions related to the Master Fund’s investments in Investment Funds by investment strategy at March 31, 2011:

				Estimated
Investment Funds			Redemption	Remaining
by Investment Strategy	Fair Value	Redemption Period	Notice Period	Holding Period (2)

Credit Based (A)
Restricted (1)	$2,372,399	Annually - 3 years	90 days	7 - 12 months
Unrestricted	3,431,525	Quarterly	45 - 60 days	None

Event-Driven (B)
Restricted (1)	3,630,735	N/A	N/A	8 months
Unrestricted	969,248	Quarterly	90 days	None

Global Macro (C)
Restricted (1)	872,521	Quarterly	30 days	6 months
Unrestricted	2,360,525	Monthly	60 - 90 days	None

Hedged Equity (D)
Restricted (1)	149,901	N/A	N/A	Unknown
Unrestricted	3,624,608	Monthly - Quarterly	45 days	None

Managed Futures (E)
Unrestricted	957,380	Monthly	60 days	None

Multi-Strategy (F)
Restricted (1)	2,115,323	Quarterly	91 days	10 months
Unrestricted	1,164,126	Quarterly	90 days	None

Volatility (G)
Unrestricted	840,165	Quarterly	60 days	None

(1)	As of March 31, 2011, certain of these Investment Funds have notified the Master Fund of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2)	Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets and suspended redemptions. For some illiquid investments, the remaining holding period is unknown and is either stated in the table or excluded from the range shown for other investments in the strategy.

(A)	Credit based aims to generate return via positions in the credit sensitive areas of the fixed income markets which generally covers corporate, structured and mortgage debt. A myriad of securities can be utilized for expressing long or short positions including investment grade corporate bonds, high yield bonds, bank loans, mortgage-backed securities, asset-backed securities, CDS, etc. Most portfolios are structured to have low interest rate exposure and many funds attempt to achieve returns with low/moderate volatility.

(B)	Event-driven covers several major strategies that all rely upon defined corporate events including merger arbitrage, activist, special situations/restructuring and distressed/bankruptcy investing. While market exposure can vary depending on the strategy and implementation, typically there is some exposure to large market movements, changes in credit spreads, market illiquidity and increased volatility.

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011

(C)	Global macro seeks to profit from broad trends in global markets across equities, fixed income, credit, currency and commodity markets through a discretionary trading style typically predicated upon analysis of macroeconomic factors. Global macro tends to have low correlation with other strategies and offers performance opportunities in a variety of market environments.

(D)	Hedged equity focuses on equity strategies with low/moderate market exposure. The strategy attempts to profit from active security selection and management of long/short exposure profile. The funds have a modest cyclical dependence on equity returns and are typically managed to be low/moderate volatility.

(E)	Managed futures aims to profit from broad trends or reversals in global markets across equities, fixed income, credit, currency and commodity markets through systematic trading strategies typically executed through very liquid financial instruments. Managed futures strategies tend to be characterized by higher volatility returns but the uncorrelated nature of those returns can provide a benefit to overall portfolio construction.

(F)	Multi-strategy is an investment style that offers flexibility to allocate assets dynamically across a wide variety of strategies based on the opportunity set in each strategy at a given point in time.

(G)	Volatility strategies cover a range of investment styles that focus on trading the volatility of securities in various asset classes including equity, fixed income, etc. The exposures can range from long, short or neutral to the direction of the volatility of a security or asset class.
7. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.
8. Guarantor Obligations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.
9. Investment Transactions
For the year ended March 31, 2011, the aggregate purchases and sales of the Master Fund by the Fund amounted to $997,393 and $2,181,473, respectively, and by the TEDI Fund amounted to $943,528 and $139,474, respectively. For the same period, aggregate purchases and sales of investments (excluding short-term securities) by the Master Fund were $3,520,218 and $9,281,449, respectively.
10. Tender Offer
On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2009. Tenders with a value of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment on August 3, 2009.

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
On February 24, 2009, the Fund and the TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at a price equal to the net asset values on June 30, 2009. Tenders with values of $2,500,000 and $100,000 were received and accepted by the Fund and the TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and the TEDI Fund entitling the Members to a payment on or about 30 days after June 30, 2009. Members of the Fund and TEDI Fund received initial payments of $2,250,000 and $90,000, respectively, on August 3, 2009 and the remaining amounts of $250,000 and $10,000, respectively, were paid on June 16, 2010.

On August 28, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $10.1 million of Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on December 31, 2009. Pursuant to the terms and conditions set forth in the offer, tenders with a value of $16,958,198 were received and accepted by the Master Fund from Members. Members received a payment on February 1, 2010.

On August 28, 2009, the Fund and the TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $10 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at a price equal to the net asset values on December 31, 2009. However, pursuant to the terms and conditions of the Offer, the Fund then elected to accept tenders with a value in the amount of $16,858,198 from limited Members. Tenders with values of $100,000 were received and accepted by the TEDI Fund from Members. Non-interest bearing promissory notes were issued by the Fund and the TEDI Fund entitling the Members to a payment on or about 30 days after December 31, 2009. Members of the Fund and TEDI Fund received initial payments of $15,172,378 and $90,000, respectively, on February 1, 2010 and the remaining amounts of $1,685,820 and $10,000, respectively, were paid on June 16, 2010.

On February 26, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2010. Tenders with a value of $2,487,621 were received and accepted by the Master Fund from Members. Members received a payment on August 2, 2010.

On February 26, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $1.5 million, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2010. Tenders with values in the amount of $985,130 and $1,502,491 were received and accepted by the Fund and TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and TEDI Fund entitling the Members to a payment on or about 30 days after June 30, 2010. Members of the Fund and TEDI Fund received initial payments of $886,617 and $1,352,241, respectively, on August 3, 2010 and the remaining amounts will be paid promptly after completion of the Fund’s and TEDI Fund’s March 31, 2011 year-end audits.

On September 10, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on December 31, 2010. Tenders with a value of $1,005,207 were received and accepted by the Master Fund from Members. Members received a payment on January 28, 2011.

PNC Absolute Return Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
On September 10, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at December 31, 2010. Tenders in the amount of $1,005,207 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after December 31, 2010. Members of the Fund received initial payments of $904,686 on January 31, 2011 and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On February 28, 2011, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2011. Tenders with an estimated value in the amount of $1,035,829 were received and accepted by the Master Fund from Members based on the value of redeemed Interests as of March 31, 2011. Members are entitled to receive an estimated payment of $1,035,829 on or about 30 days after June 30, 2011.

On February 28, 2011, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2011. Tenders with an estimated value in the amount of $1,035,829 received and accepted by the Fund from limited Members based on the value of redeemed Interests as of March 31, 2011. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after June 30, 2011, and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2012 year-end audit.

11.	Line of Credit

The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays an annual facility fee to Boston Private Bank & Trust Company and interest equal to one quarter of one percent of the amount of the facility outstanding. For the year ended March 31, 2011, the Master Fund had no borrowings outstanding.

12.	Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2011.

PNC Absolute Return Funds
Board Approval of Investment Management Agreements and Investment Advisory
Agreement (Unaudited)
March 31, 2011
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At a meeting held on November 11, 2010, the Directors of the Fund, Master Fund, and TEDI Fund, including a majority of the Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”)), met in person and voted to approve the renewal of each Investment Management Agreement (the “Investment Management Agreements”) between the Fund, Master Fund, TEDI Fund and PNC Capital Advisors, LLC (“PNC Capital” or the “Manager”).

The Directors discussed with independent counsel to the Directors a memorandum prepared by independent counsel to the Directors concerning the Directors’ fiduciary duties under state and federal law when reviewing investment management and investment advisory agreements. The Directors, along with independent counsel to the Directors, reviewed information provided by the Manager concerning its activities as investment manager for the Fund, Master Fund, and TEDI Fund and information in connection with the Directors’ consideration of the renewal of the Investment Management Agreements.

In reaching their decision to renew the Investment Management Agreements, the Directors considered whether the agreements continue to be in the best interests of the Fund, Master Fund, TEDI Fund and their members, an evaluation based primarily on the nature and quality of the services provided by the Manager and the overall fairness of the agreements to the Fund, Master Fund and TEDI Fund. In the course of their review, the Directors with the assistance of independent counsel to the Directors, considered their legal responsibilities, and reviewed materials received from the Manager.

In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors confirmed that there were no pending litigation or regulatory actions against the Manager that would adversely affect or prohibit the Manager’s services to the Fund, Master Fund and TEDI Fund.

Based on this review, the Directors concluded that the Manager had the capabilities, resources and personnel necessary to act as the investment manager. With respect to the advisory fees, the Directors noted that such fees remained the same and concluded that the asset-based management fee and performance-based incentive fee were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the agreements remained reasonable and fair and that the renewal of the Investment Management Agreements was in the best interests of the Fund, Master Fund and TEDI Fund and their members. The Board approved the renewal of the Investment Management Agreements.

PNC Absolute Return Funds
Board Approval of Investment Management Agreements and Investment Advisory
Agreement (Unaudited) (Continued)
March 31, 2011
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR PNC ABSOLUTE RETURN MASTER FUND LLC

The Investment Management Agreement authorizes the Manager to employ an adviser to assist the Manager in the performance of its investment management responsibilities, including any or all of the investment advisory services, provided that any fees or compensation payable to such adviser are paid by the Manager. The Board of Directors of the Master Fund, including a majority of the Independent Directors, met in person at a meeting on November 11, 2010 and approved the renewal of the Investment Advisory Agreement between the Master Fund, the Manager and Ramius Alternative Solutions LLC (“Ramius” or the “Adviser”) for another one-year period commencing January 22, 2011.

In reaching their decision to approve the Investment Advisory Agreement, the Directors of the Master Fund, Fund and TEDI Fund, including all of the Independent Directors, at their regular meeting held on November 11, 2010, met with management of Ramius and PNC Capital to discuss the desirability of Ramius serving as the Adviser to the Master Fund. The Directors reviewed, with independent counsel to the Directors, information provided by Ramius concerning its activities as investment adviser for the Master Fund and information in connection with the Directors’ consideration of the renewal of the Investment Advisory Agreement for Master Fund. In reaching its decision to renew the Investment Advisory Agreement for the Master Fund, the Directors considered whether the agreement continues to be in the best interests of Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by Ramius and the overall fairness of the agreement to the Master Fund. In the course of their review, the Directors, with the assistance of independent counsel to the Directors, considered their legal responsibilities, and reviewed materials received from Ramius. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors confirmed that there were no pending litigation or regulatory actions against Ramius that would adversely affect or prohibit its services to the Master Fund.

Based on this review, the Directors concluded that Ramius had the capabilities, resources and personnel necessary to act as the investment adviser. With respect to the advisory fees, the Directors noted that such fees remained the same and concluded that the asset-based management fee and performance-based incentive fee were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Investment Advisory Agreement remained reasonable and fair and that the renewal of the Investment Advisory Agreement was in the best interests of the Master Fund, Fund and TEDI Fund and their members. The Board approved the renewal of the Investment Advisory Agreement.

PNC Absolute Return Funds
Directors and Officers of the Funds (Unaudited)
March 31, 2011
The business and affairs of the Funds are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Funds’ Limited Liability Company Agreements. Information pertaining to the Directors and officers of the Funds is set forth below. Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Funds’ Limited Liability Agreements. The Directors are not “interested persons” as defined in the 1940 Act. Mr. Murphy and Mr. Neary serve as Co-Chairmen of the Board of Directors of the Funds. The address of each Director and officer is c/o PNC Absolute Return Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.
Directors of the Funds

Number of
Portfolios in
	Position Held		Fund
	with Funds and		Complex	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served	During Past 5 Years	Director	During Past 5 Years(1)
John R. Murphy(2)—76 Date of Birth: 1/7/34	Director Since inception; Co- Chairman of the Board Since February 8, 2010; Chairman of the Board from inception to February 8, 2010	Vice Chairman, National Geographic Society, March 1998 to present; Managing Partner, Rock Solid Holdings, 2009 to present.	11 registered investment companies consisting of 36 portfolios	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Robert D. Neary(2) — 77 Date of Birth: 9/30/33	Director and Co-Chairman of the Board Since February 8, 2010	Retired; Co-Chairman of Ernst & Young LLP (an accounting firm), 1984-1993.	11 registered investment companies consisting of 36 portfolios	Director, Strategic Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.

Dorothy A. Berry — 67 Date of Birth: 9/12/43	Director Since February 8, 2010	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council since 2010.	11 registered investment companies consisting of 36 portfolios	Chairman and Director, Professionally Managed Portfolios.

Kelley J. Brennan(3) — 68 Date of Birth: 7/7/42	Director Since February 8, 2010	Retired; Partner, PricewaterhouseCoop ers LLP (an accounting firm), 1981 — 2002.	11 registered investment companies consisting of 36 portfolios	None.

PNC Absolute Return Funds
Directors and Officers of the Funds (Unaudited) (Continued)
March 31, 2011

Number of
Portfolios in
	Position Held		Fund
	with Funds and		Complex	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served	During Past 5 Years	Director	During Past 5 Years(1)
John G. Drosdick(2) — 67 Date of Birth: 8/9/43	Director Since November 1, 2010	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000 — 2008.	11 registered investment companies consisting of 36 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Richard W. Furst — 72 Date of Birth: 9/13/38	Director Since February 8, 2010	Consultant and Private Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	11 registered investment companies consisting of 36 portfolios	Director, Central Bank & Trust Co.; Director, Central Bancshares.

Dale C. LaPorte — 68 Date of Birth: 1/04/42	Director Since February 8, 2010	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005-2008; Partner, 1974 — 2005 and Chairman of Executive Committee, 2000 — 2004, of Calfee, Halter & Griswold LLP (law firm).	11 registered investment companies consisting of 36 portfolios	Director, Invacare Corporation.

PNC Absolute Return Funds
Directors and Officers of the Funds (Unaudited) (Continued)
March 31, 2011

Number of
Portfolios in
	Position Held		Fund
	with Funds and		Complex	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served	During Past 5 Years	Director	During Past 5 Years(1)
L. White Matthews, III—65 Date of Birth: 10/5/45	Director Since 2003	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products).

Edward D. Miller, Jr.— 67 Date of Birth: 2/1/43	Director Since inception	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

(1)	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. “public companies”), or other investment companies registered under the 1940 Act. The Funds are part of a “Fund Complex” that is comprised of 10 other registered investment companies which are included in this column for each Director. The total number of portfolios in the Fund Complex overseen by each of the Directors is 36.

(2)	Mr. Drosdick will replace Mr. Neary and Mr. Murphy as Chairman of the Board of Directors effective June 3, 2011, upon their retirement.

(3)	Effective May 3, 2011, Mr. Brennan resigned as a Director of the Board.

PNC Absolute Return Funds
Directors and Officers of the Funds (Unaudited) (Continued)
March 31, 2011
Officers of the Funds

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Funds’ officers who are not Directors.

Position with the Funds
and the Master Fund and
Name, Address,	Length	Principal Occupation(s)
Date of Birth and Age	of Time Served(1)	During Past 5 Years
Kevin A. McCreadie Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 8/14/60 Age: 50	President Since 2004	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.), since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.

Jennifer E. Spratley Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 2/13/69 Age: 41	Vice President Since April 2008	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 — September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

Jeffrey P. Pruitt 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 8/30/71 Age: 39	Chief Compliance Officer Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010-May 2010; Director of Investment Company Compliance, Thrivent, 2004-February 2010.

John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 45	Treasurer Since June 2010	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 — September 2009.

Savonne L. Ferguson Two Hopkins Plaza, 4th Floor Baltimore, MD 21201 Date of Birth: 10/31/73 Age: 37	Secretary since November 2010 (formerly Assistant Secretary from 2004 to November 2010)	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.

Randi Gage 301 Bellevue Parkway Wilmington, DE 19809 Date of Birth: 4/27/59 Age: 52	Assistant Secretary since February 2011	Vice President and Director, Regulatory Administration, BNY Mellon Investment Servicing (US) Inc. since March, 2011; Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc. 2009-2011; Assistant Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003 — 2007.

PNC Absolute Return Funds
Other Information (Unaudited)
March 31, 2011
Portfolio Holdings Disclosure
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission’s website at http://www.sec.gov.

Manager and Administrator
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201
Adviser
Ramius Alternative Solutions LLC
599 Lexington Avenue, 19th Floor
New York, NY 10020
Sub-Administrator
BNY Mellon Investment Servicing (US) Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Custodian
PFPC Trust Company
8800 Tinicum Boulevard, 4th floor
Philadelphia, Pennsylvania 19153

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party is filed herewith. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics. The request may be made by contacting the registrant at 800-239-0418 or via email to pncalts@pnc.com.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Robert D. Neary, Dorothy A. Berry, Kelly J. Brennan, and Richard W. Furst are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Fees billed by Deloitte & Touche, LLP (“D&T”) related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2011 and March 31, 2010 set forth in the table below.

			2011			2010
					All other			All other
			All fees and	All fees and	fees and	All fees and	All fees and	fees and
			services	services to	services to	services	services to	services to
			billed to the	service	service	billed to the	service	service
			Registrant	affiliates	affiliates	Registrant	affiliates	affiliates
			that were	that were	that did not	that were	that were	that did not
			pre-	pre-	require pre-	pre-	pre-	require pre-
			approved	approved	approval	approved	approved	approval
(a	)	Audit Fees(1)	$27,056	N/A	N/A	$25,843	N/A	N/A
(b	)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c	)	Tax Fees	$12,778	N/A	N/A	$17,667	N/A	N/A
(d	)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager (“adviser affiliate”). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,778 for the 2011 fiscal year and $17,667 for 2010 fiscal year.

(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Registrant ordinarily does not invest in voting securities. If voting a proxy, however, pursuant to the registrant’s proxy voting policy, the responsibility for voting proxies relating to the registrant’s portfolio securities has been delegated to the Adviser. The registrant’s proxy voting policy is incorporated by reference to the registrant’s certified shareholder report on Form N-CSR filed with the SEC on June 8, 2010. (Acc-no: 0000950123-10-056587).
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Ramius Alternative Solutions LLC (the “Adviser”), a Delaware limited liability company organized under the laws of Delaware, is the investment adviser of the master fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser’s offices are located at 599 Lexington Avenue, 19th Floor, New York, NY 10022.
On November 2, 2009, RCG Holdings LLC (formerly known as Ramius LLC and the managing member of the Adviser) completed a previously announced transaction with Cowen Group Inc.

whereby the Adviser became an indirect wholly-owned subsidiary of a newly formed Cowen Group, Inc. (“Cowen”).
Subsequent to the transaction, Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC and is no longer a joint venture between UniCredit Bank AG (formerly known as Bayerische Hypo-und Vereinsbank AG and RCG Holdings LLC.
The Adviser continues to manage the day-to-day operations of the master fund, including making all decisions regarding investments, client servicing and reporting. The transaction has not resulted in any change in the management personnel of, or any material change in investment management services provided by, the Adviser. The managing member of the Adviser is Ramius (as defined below).
Cowen is a leading diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its two business units, Ramius LLC and Cowen and Company, LLC. The Ramius LLC (“Ramius”) business unit operates the combined company’s alternative investment management business which includes hedge funds, fund of funds, real estate funds, healthcare royalty funds, cash management and commodity trading funds, offered primarily under the Ramius name. Cowen and Company, LLC offers industry-focused investment banking for growth-oriented companies, domain knowledge-driven research and a sales and trading platform for institutional investors.
The common stock of Cowen currently trades on NASDAQ under the symbol “COWN”. Founded in 1918, the firm is headquartered in New York and has offices located in major financial centers around the world.
The day-to-day management of the Master Fund’s portfolio will be the responsibility of the Adviser’s Investment Management Committee (the “IMC”). The members of the IMC are senior professionals of the Adviser who are responsible for defining portfolio objectives/ structure, evaluating the current and projected environment for each strategy, establishing the strategy allocation targets and approving all sub-manager hiring/firing decisions. The IMC currently is made up of six members, five of which are employees of the Adviser and the sixth who is a principal of Ramius Trading Strategies LLC, an affiliate of the Adviser and the trading manager of multi-advisor managed futures funds.
Thomas W. Strauss serves as Chief Executive Officer and President of Ramius Alternative Investments (which includes both Ramius and Ramius Alternative Solutions LLC). Mr. Strauss also serves as a member of the Executive and Operating Committees of Cowen. Mr. Strauss is a founding principal of RCG Holdings LLC (formerly known as Ramius LLC) and was also the Chief Executive Officer of the Adviser.
From 1963 to 1991, Mr. Strauss was with Salomon Brothers Inc. where he was admitted as a General Partner in 1972 and was appointed to the Executive Committee in 1981. In 1986, he became President of Salomon Brothers and a Vice Chairman and member of the Board of Directors of Salomon Inc., the holding company of Salomon Brothers and Phibro Energy, Inc. In 1993, Mr. Strauss became Co-Chairman of Granite Capital International Group.
Mr. Strauss is a former member of the Board of Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association, the Federal Reserve International Capital Markets Advisory Committee and the U.S. Japan Business-Council. He is a past President of the Association of Primary Dealers in U.S. Government Securities. Mr. Strauss currently serves on the Board of Trustees of the U.S.-Japan Foundation and is a member of the Board of Trustees and Executive Committee of Mount Sinai Medical Center and Mount Sinai-NYU Health System.
Stuart Davies is a Managing Director and Chief Investment Officer of the Adviser. Mr. Davies joined the firm in January 2009. Prior to joining the Adviser, Mr. Davies was a Managing Director and Global Head of Investments at Ivy Asset Management in New York and was a member of Ivy’s Executive Committee and Investment Committee. Earlier in Mr. Davies’ career, he was a member of the International Investment Committee of Coronation Fund Manager and also spent three years at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc, as Head of the Investment Team. Mr. Davies started his career in 1992 with Deloitte and Touche in both their audit and corporate finance divisions. Mr. Davies graduated from the University of Cape Town with a Bachelor of Commerce and Post Graduate Diploma in Accounting. He is also a Chartered Accountant (CA) and a Chartered Financial Analyst (CFA).
Vikas Kapoor is a Managing Director and Head of Portfolio Construction and Risk Management of the Adviser. Mr. Kapoor joined the firm in June 2008. Prior to joining the Adviser, Mr. Kapoor was a Managing Director at Arden Asset Management from January 2006 through May 2008 focusing on Portfolio Construction and Risk Management and was a member of Arden’s Investment Committee and Management Committee. From June 1996 through December 2005, Mr. Kapoor was with Deutsche Bank, most recently as a Managing Director of Deutsche Bank’s Absolute Return Strategies Group where he headed the Quantitative Analysis and Applications Group. Mr. Kapoor received an M.S. in Computational Finance from Carnegie Mellon University in 2003, an M.B.A. in Finance with Honors from the Tulane University in New Orleans in 1996 and a B.Tech. in Mechanical Engineering from Regional Engineering College, Kurukshetra, India in 1991.
Brian Briskin is a Managing Director at the Adviser. Mr. Briskin is responsible for underlying manager selection, due diligence and monitoring of equities oriented hedge fund managers. Mr. Briskin joined the firm in April 2007. Prior to joining the firm in April 2007, Mr. Briskin was a Managing Director at Focus Investment Group from February 2000 through March 2007. Specifically, Mr. Briskin worked as a member of the Asset Management Committee responsible for underlying manager selection, due diligence, and portfolio management. From 1996 to 2000, Mr. Briskin worked as a Portfolio Research Analyst at Neuberger Berman in New York. Mr. Briskin received a M.B.A. in Finance from The Zicklin School of Business at Baruch College in 1999, and received a B.A. from The State University of New York at Oneonta in Business Economics in 1992. Mr. Briskin is a CFA charterholder.
William Marr is the President and CEO of Ramius Trading Strategies LLC. Mr. Marr was the former Global Head of Hedge Fund Research & Portfolio Construction at Merrill Lynch overseeing more than $25 billion in hedge fund assets (2006-2009) and Global Head of Alternative Investments for Julius Bear Investment Management (2002-2006) with 24 years of industry experience. Mr. Marr has been allocating to hedge funds through managed accounts since 1997.
Hiren Patel is a Managing Director at the Adviser and is the primary interface between portfolio management and business development efforts for the group. Previously, as a Senior Portfolio Manager, he was responsible for manager selection, due diligence, portfolio management and risk assessment activities across a variety of investment strategies. Mr. Patel joined the firm in February 1998. Prior to joining the Adviser, Mr. Patel was a Senior Consultant in the Securities Industry Consulting Group at Price Waterhouse where he was primarily responsible for providing strategy, technology and operations consulting services to international and domestic commercial banks interested in forming broker/dealer subsidiaries. Mr. Patel received an M.B.A. in Finance from Virginia Tech and a B.S. in Finance from Virginia Tech.

(a)(2) The following table provides information relating to other accounts managed by the Investment Management Committee, which is responsible for the day-to-day management of the master fund’s portfolio, for the fiscal year ended March 31, 2011.

		Number of
		Accounts		Total Assets
		Managed with		Managed with
	Number of	Performance-		Performance-
	Accounts	Based		Based
	Managed	Advisory Fees	Total Assets	Advisory Fees
Tom Strauss, Stuart Davies, Vikas Kapoor, Brian Briskin, Bill Marr, and Hiren Patel*
Registered investment companies	2	1	$38,676,634	$27,642,051
Other pooled investment vehicles	25	16	$718,727,391	$440,990,968
Other accounts	19	8	$2,439,251,901	$652,457,238

*	All portfolio managers work together as a management team, and no individual portfolio manager is solely responsible for an account.
Certain inherent conflicts of interest arise from the fact that the Adviser and its affiliates generally carry on other investment activities in which the Master Fund will have no interest. The Investment Advisory Agreement does not impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunity by the Adviser to the Master Fund. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Master Fund as they deem necessary and appropriate. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Master Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Master Fund, but will be allocated between the business of the Master Fund and the management of the monies of other advisees of the Adviser.
(a)(3) Compensation for the portfolio managers is a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance or the value of assets of the registrant or any other fund managed by the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. In addition, senior members of the team are eligible to receive equity-based compensation, which is determined, in part, based on the profits earned by the Adviser.
(a)(4) As of March 31, 2011, no portfolio manager was the beneficial owner of any securities in the registrant.
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) PNC Absolute Return Master Fund LLC

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President (principal executive officer)
Date May 27, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President (principal executive officer)
Date May 27, 2011

By (Signature and Title)*	/s/ John Kernan John Kernan, Treasurer (principal financial officer)
Date May 27, 2011

*	Print the name and title of each signing officer under his or her signature.